Earnings per Share - Summary of Earnings Per Share (Detail) - CAD ($) $ / shares in Units, shares in Thousands, $ in Millions	12 Months Ended
	Oct. 31, 2020	Oct. 31, 2019	Oct. 31, 2018
Basic EPS
Net income attributable to equity shareholders	$ 3,790	$ 5,096	$ 5,267
Less: preferred share dividends and distributions on other equity instruments	122	111	89
Net income attributable to common shareholders	$ 3,668	$ 4,985	$ 5,178
Weighted-average common shares outstanding (thousands)	445,435	444,324	443,082
Basic EPS	$ 8.23	$ 11.22	$ 11.69
Diluted EPS
Net income attributable to common shareholders	$ 3,668	$ 4,985	$ 5,178
Weighted-average common shares outstanding (thousands)	445,435	444,324	443,082
Add: stock options potentially exercisable (1) (thousands)	378	702	1,111
Add: restricted shares and equity-settled consideration (thousands)	208	431	434
Weighted-average diluted common shares outstanding (thousands)	446,021	445,457	444,627
Diluted EPS	$ 8.22	$ 11.19	$ 11.65